UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               December 19, 2005

HSBC AUTOMOTIVE TRUST 2005-2

(Exact name of registrant as specified in its charter)

                     HSBC FINANCE CORPORATION
(Master Servicer of the Trust)
(Exact name as specified in Master Servicer's charter)

Delaware (State or other jurisdiction of incorporation of Master Servicer )	333-100512-06 (Commission File Number)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer )		60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000 Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits
99

Monthly Master Servicer's Certificate to Trustee dated December 19, 2005 pursuant to the Master Sale and Servicing Agreement, dated as of July 27, 2005 (the "Sale and Servicing Agreement"), by and among HSBC Automotive Trust 2005-2, as Issuer, HSBC Auto Receivables Corporation, as Seller, HSBC Finance Corporation, as Master Servicer, U.S. Bank National Association, as Indenture Trustee, and HSBC Bank USA, National Association, as Administrator, with respect to the Series 2005-2 Notes.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Master Servicer of and on behalf of the HSBC AUTOMOTIVE TRUST 2005-2 (Registrant) By: /s/ Patrick D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: December 19, 2005
EXHIBIT INDEX
Exhibit Number	Exhibit
99

Monthly Master Servicer's Certificate to Trustee dated December 19, 2005 pursuant to the Master Sale and Servicing Agreement, dated as of July 27, 2005 (the "Sale and Servicing Agreement"), by and among HSBC Automotive Trust 2005-2, as Issuer, HSBC Auto Receivables Corporation, as Seller, HSBC Finance Corporation, as Master Servicer, U.S. Bank National Association, as Indenture Trustee, and HSBC Bank USA, National Association, as Administrator, with respect to the Series 2005-2 Notes.

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